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                     MFS(R) MUNICIPAL LIMITED MATURITY FUND
                          MFS(R) MUNICIPAL INCOME FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Trust - Investment Adviser" section is hereby restated as follows:

Effective May 1, 1999, Christopher J. Mier, a Senior Vice President of the Adviser, became the portfolio manager of the Fund. Mr. Mier has been employed as a portfolio manager with the Adviser since April 1999. Prior to April 1999, Mr. Mier was a managing director and portfolio manager in the municipal bond department at Scudder Kemper Investments, Inc.




                   The date of this Supplement is May 1, 1999.